March 10, 2010

VIA EDGAR

Securities and Exchange Commission
100 F Street NE
Washington, D.C. 20549

Re:	WRL Series Life Account G of Western Reserve Life Assurance Co. of Ohio, SEC File No.
811-21929
➢	WRL Benefactor, Registration No. 333-135803
➢	WRL Asset Advisor, Registration No. 333-149386
➢	WRL Evolution, Registration No. 333-149387
               Rule 30b2-1 Filing

Dear Commissioners:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”), Western Reserve Life Assurance Co. of Ohio (the “Company”) on behalf of the Registrant, recently sent (or will send) to its policyholders the annual reports dated December 31, 2009, for the underlying management investment companies listed below (the “Funds”). This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act:

ANNUAL REPORT FILINGS:
Transamerica Series Trust, SEC File No. 811-04419
Fidelity Variable Insurance Products Fund, SEC File No. 811-03329
Fidelity Variable Insurance Products Fund II, SEC File No. 811-05511
Fidelity Variable Insurance Products Fund III, SEC File No. 811-07205
ProFunds, SEC File No. 811-08239
Access One Trust, SEC File No. 811-21634
AllianceBernstein Variable Products Series Fund, Inc., SEC File No. 811-05398
Franklin Templeton Variable Insurance Products Trust: SEC File No. 811-05583

Some of the funds included in each Fund Company’s annual report filings may not be available under every Policy offered by the Registrant.

The Company understands that the Funds have filed, or will file, their annual reports with the commission under the separate cover, pursuant to Rule 30d-1.

To the extent necessary, these filings are incorporated herein by reference. If you have any questions regarding this filing, please contact me at (727) 299-1830 or Gayle Morden at (727) 299-1747.

Sincerely,

/s/ Arthur D. Woods
Arthur D. Woods
Vice President & Senior Counsel

cc: Priscilla Hechler
     Gayle A. Morden